                                 EXHIBIT 99-B.13
                  SCHEDULE FOR COMPUTATION OF PERFORMANCE DATA


              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS


TOTAL RETURN CALCULATION (STANDARDIZED)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1999 through December 31, 1999; the "5-year rate" is for the period January 1, 1995 through December 31, 1999; the "10-year rate" is for the period January 1, 1990 through December 31, 1999. "Since inception" figures assume the redemption on December 31, 1999 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:

Formula
           n
     P(1+T)  = ERV

     P        =  a hypothetical initial payment of $1,000
     T        =  average annual total return
     n        =  number of years
     ERV      =  ending redeemable value at the end of 1, 5, or 10 year periods
                 (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The Total Returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges).

TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1999 through December 31, 1999; the "3-year rate" is for the period January 1, 1997 through December 31, 1999; the "5-year rate" is for the period January 1, 1995 through December 31, 1999; the "10-year rate" is for the period January 1, 1990 through December 31, 1999.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable early withdrawal charge (which would decrease the level of performance shown if reflected in these calculations), and the "Since inception" figures assume the redemption on December 31, 1999 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ONE YEAR
                                                                                                                   AUV % -
                                                                       SEPARATE                                   FUND INC
                             FUND NAME                                  ACCOUNT    MAINT. FEE    AS OF DATE         DATE
----------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                                    B           $0.00     12/31/1999        13.04%
Aetna Bond VP                                                              B           $0.00     12/31/1999        (1.23%)
Aetna Growth VP                                                            B           $0.00     12/31/1999        34.30%
Aetna Growth and Income VP                                                 B           $0.00     12/31/1999        16.84%
Aetna Index Plus Large Cap VP                                              B           $0.00     12/31/1999        23.68%
Aetna International VP                                                     B           $0.00     12/31/1999        50.58%
Aetna Money Market VP                                                      B           $0.00     12/31/1999         4.56%
Aetna Small Company VP                                                     B           $0.00     12/31/1999        30.20%
AIM V.I. Capital Appreciation Fund                                         B           $0.00     12/31/1999        43.90%
AIM V.I. Government Securities Fund                                        B           $0.00     12/31/1999        (1.81%)
AIM V.I. Growth Fund                                                       B           $0.00     12/31/1999        34.56%
AIM V.I. Growth and Income Fund                                            B           $0.00     12/31/1999        33.58%
AIM V.I. Value Fund                                                        B           $0.00     12/31/1999        29.25%
Alliance Growth and Income Portfolio                                       B           $0.00     12/31/1999        10.81%
Alliance Premier Growth Portfolio                                          B           $0.00     12/31/1999        31.66%
Alliance Quasar Portfolio                                                  B           $0.00     12/31/1999        16.50%
Fidelity VIP Equity-Income Portfolio - Initial Class                       B           $0.00     12/31/1999         5.80%
Fidelity VIP Growth Portfolio - Initial Class                              B           $0.00     12/31/1999        36.75%
Fidelity VIP High Income Portfolio - Initial Class                         B           $0.00     12/31/1999         7.62%
Fidelity VIP II Contrafund-Registered Trademark-
Portfolio - Initial Class                                                  B           $0.00     12/31/1999        23.64%
Janus Aspen Aggressive Growth Portfolio                                    B           $0.00     12/31/1999       124.29%
Janus Aspen Balanced Portfolio                                             B           $0.00     12/31/1999        26.13%
Janus Aspen Growth Portfolio                                               B           $0.00     12/31/1999        43.27%
Janus Aspen Worldwide Growth Portfolio                                     B           $0.00     12/31/1999        63.63%
MFS-Registered Trademark- Total Return Series                              B           $0.00     12/31/1999         2.57%
Mitchell Hutchins Growth and Income Portfolio                              B           $0.00     12/31/1999
Mitchell Hutchins Tactical Allocation Portfolio                            B           $0.00     12/31/1999
Oppenheimer Aggressive Growth Fund/VA                                      B           $0.00     12/31/1999        82.69%
Oppenheimer Main Street Growth and Income Fund/VA                          B           $0.00     12/31/1999        21.10%
Oppenheimer Strategic Bond Fund/VA                                         B           $0.00     12/31/1999         2.31%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)                      B           $0.00     12/31/1999        48.05%
PPI MFS Capital Opportunities Portfolio                                    B           $0.00     12/31/1999        48.05%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                       B           $0.00     12/31/1999        50.13%
PPI MFS Emerging Equities Portfolio                                        B           $0.00     12/31/1999        50.13%
PPI MFS Research Growth / Amer Century VP Cap Appr (3)                     B           $0.00     12/31/1999        23.42%
PPI MFS Research Growth Portfolio                                          B           $0.00     12/31/1999        23.42%
PPI Scudder International / Scudder VLIF Int'l (3)                         B           $0.00     12/31/1999        57.62%
PPI Scudder International Growth Portfolio                                 B           $0.00     12/31/1999        57.62%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ONE        FIVE
                                                                                                                YEAR       YEAR
                                                          THREE        FIVE                                    PRODUCT    PRODUCT
                                                           YEAR        YEAR      TEN YEAR     INCEPTION          % W/       % W/
                                                          AUV % -    AUV % -      AUV % -     YEAR AUV          DSC -      DSC -
                                                         FUND INC    FUND INC    FUND INC     % - FUND         SA INC     SA INC
Fund Name                                                  DATE       DATE        DATE        INC DATE          DATE       DATE
-----------------------------------------------------------------------------------------------------------------------------------

Aetna Balanced VP, Inc.                                    17.03%     18.39%      12.71%                        13.04%     18.39%
Aetna Bond VP                                               4.63%      6.79%       7.18%                        (1.23%)     6.79%
Aetna Growth VP                                            34.53%                               34.57%          34.30%
Aetna Growth and Income VP                                 19.82%     22.90%      14.95%                        16.84%     22.90%
Aetna Index Plus Large Cap VP                              29.22%                               29.86%          23.68%
Aetna International VP                                                                          34.77%          50.58%
Aetna Money Market VP                                       4.81%      4.96%       4.80%                         4.56%      4.96%
Aetna Small Company VP                                     20.57%                               20.97%          30.20%
AIM V.I. Capital Appreciation Fund                         24.49%     24.97%                    21.73%          43.90%
AIM V.I. Government Securities Fund                         4.24%      5.80%                     4.15%
AIM V.I. Growth Fund                                       31.37%     29.01%                    22.32%          34.56%
AIM V.I. Growth and Income Fund                            28.53%     27.55%                    23.88%          33.58%
AIM V.I. Value Fund                                        27.98%     26.60%                    22.46%          29.25%
Alliance Growth and Income Portfolio                       19.54%     23.30%                    14.91%
Alliance Premier Growth Portfolio                          37.19%     35.36%                    25.71%
Alliance Quasar Portfolio                                   9.32%                               10.09%
Fidelity VIP Equity-Income Portfolio - Initial Class       14.42%     18.02%      13.92%                         5.80%     18.02%
Fidelity VIP Growth Portfolio - Initial Class              32.61%     29.09%      19.34%                        36.75%     29.09%
Fidelity VIP High Income Portfolio - Initial Class          6.25%     10.33%      11.88%                         7.62%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio - Initial Class                                 25.47%                               27.12%          23.64%
Janus Aspen Aggressive Growth Portfolio                    49.76%     35.55%                    33.75%         124.29%     35.55%
Janus Aspen Balanced Portfolio                             26.98%     24.06%                    20.02%          26.13%
Janus Aspen Growth Portfolio                               33.18%     29.24%                    23.66%          43.27%     29.24%
Janus Aspen Worldwide Growth Portfolio                     36.64%     32.94%                    29.07%          63.63%
MFS-Registered Trademark- Total Return Series              11.44%                               14.84%           2.57%
Mitchell Hutchins Growth and Income Portfolio                                                   10.68%
Mitchell Hutchins Tactical Allocation Portfolio                                                 17.95%
Oppenheimer Aggressive Growth Fund/VA                      31.42%     29.06%      19.70%                        82.69%
Oppenheimer Main Street Growth and Income Fund/VA          18.48%                               25.17%          21.10%
Oppenheimer Strategic Bond Fund/VA                          4.25%      7.71%                     5.65%           2.32%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)      32.90%     27.28%      15.74%                        48.05%     27.28%
PPI MFS Capital Opportunities Portfolio                                                         35.69%          48.05%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)       28.16%     25.66%      19.37%                        50.13%     25.66%
PPI MFS Emerging Equities Portfolio                                                             36.42%          50.13%
PPI MFS Research Growth / Amer Century VP Cap Appr (3)     13.41%     12.62%      10.29%                        23.42%     12.62%
PPI MFS Research Growth Portfolio                                                               20.72%          23.42%
PPI Scudder International / Scudder VLIF Int'l (3)         26.53%     20.66%      13.02%                        57.62%     20.66%
PPI Scudder International Growth Portfolio                                                      35.82%          57.62%

------------------------------------------------------------------------------------------------
                                                                        INCEPTION
                                                             TEN YEAR     YEAR
                                                             PRODUCT    PRODUCT %  SEPARATE
                                                               % W/      W/ DSC -   ACCOUNT
                                                             DSC - SA     SA INC   INCEPTION
FUND NAME                                                    INC DATE      DATE      DATE
-----------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                       12.71%              06/30/1989
Aetna Bond VP                                                  7.18%              05/31/1978
Aetna Growth VP                                                            35.58% 05/30/1997
Aetna Growth and Income VP                                    14.95%              05/01/1975
Aetna Index Plus Large Cap VP                                              29.37% 10/31/1996
Aetna International VP                                                     25.44% 05/05/1998
Aetna Money Market VP                                          4.80%              09/30/1975
Aetna Small Company VP                                                     19.54% 05/30/1997
AIM V.I. Capital Appreciation Fund                                         64.78% 10/02/1998
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund                                                       59.33% 10/02/1998
AIM V.I. Growth and Income Fund                                            56.11% 10/02/1998
AIM V.I. Value Fund                                                        52.79% 10/02/1998
Alliance Growth and Income Portfolio                                       (8.47%)09/22/2000
Alliance Premier Growth Portfolio                                          (0.98%)09/21/2000
Alliance Quasar Portfolio
Fidelity VIP Equity-Income Portfolio - Initial Class                       18.01% 12/30/1994
Fidelity VIP Growth Portfolio - Initial Class                              29.08% 12/30/1994
Fidelity VIP High Income Portfolio - Initial Class                          8.80% 06/30/1995
Fidelity VIP II Contrafund-Registered Trademark-
Portfolio - Initial Class                                                  24.24% 06/30/1995
Janus Aspen Aggressive Growth Portfolio                                    33.87% 10/31/1994
Janus Aspen Balanced Portfolio                                             24.09% 01/31/1995
Janus Aspen Growth Portfolio                                               26.93% 07/29/1994
Janus Aspen Worldwide Growth Portfolio                                     34.99% 04/28/1995
MFS-Registered Trademark- Total Return Series                              12.21% 05/31/1996
Mitchell Hutchins Growth and Income Portfolio                               9.30% 05/05/1999
Mitchell Hutchins Tactical Allocation Portfolio                             8.40% 05/17/1999
Oppenheimer Aggressive Growth Fund/VA                                      36.86% 05/30/1997
Oppenheimer Main Street Growth and Income Fund/VA                          17.08% 05/30/1997
Oppenheimer Strategic Bond Fund/VA                                          4.08% 05/30/1997
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)                      18.94% 11/30/1992
PPI MFS Capital Opportunities Portfolio                                    35.78% 11/28/1997
PPI MFS Emerging Equities / Alger Amer Small Cap (3)                       19.51% 09/30/1993
PPI MFS Emerging Equities Portfolio                                        36.43% 11/28/1997
PPI MFS Research Growth / Amer Century VP Cap Appr (3)                     11.02% 08/31/1992
PPI MFS Research Growth Portfolio                                          20.72% 11/28/1997
PPI Scudder International / Scudder VLIF Int'l (3)                         17.63% 08/31/1992
PPI Scudder International Growth Portfolio                                 35.68% 11/28/1997

-----------------------------------------------------------------------------------------------------------------------------------
                                                             FUND                       SEP                           ONE    THREE
                                                          INCEPTION                     ACCT     FREE      DSC       YEAR     YEAR
FUND NAME                                                    DATE       PRODUCT        CHARGE     OUT     METHOD      DSC      DSC
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                     4/3/1989      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Bond VP                                              5/15/1973      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Growth VP                                           12/13/1996      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Growth and Income VP                                  5/1/1975      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Index Plus Large Cap VP                              9/16/1996      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna International VP                                    12/22/1997      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Money Market VP                                       8/1/1975      49176         0.50%     0.00%      P        0.00%   0.00%
Aetna Small Company VP                                    12/27/1996      49176         0.50%     0.00%      P        0.00%   0.00%
AIM V.I. Capital Appreciation Fund                          5/5/1993      49176         0.50%     0.00%      P        0.00%   0.00%
AIM V.I. Government Securities Fund                         5/5/1993      49176         0.50%     0.00%      P        0.00%   0.00%
AIM V.I. Growth Fund                                        5/5/1993      49176         0.50%     0.00%      P        0.00%   0.00%
AIM V.I. Growth and Income Fund                             5/2/1994      49176         0.50%     0.00%      P        0.00%   0.00%
AIM V.I. Value Fund                                         5/5/1993      49176         0.50%     0.00%      P        0.00%   0.00%
Alliance Growth and Income Portfolio                       1/14/1991      49176         0.50%     0.00%      P        0.00%   0.00%
Alliance Premier Growth Portfolio                          6/26/1992      49176         0.50%     0.00%      P        0.00%   0.00%
Alliance Quasar Portfolio                                   8/5/1996      49176         0.50%     0.00%      P        0.00%   0.00%
Fidelity VIP Equity-Income Portfolio - Initial Class       10/9/1986      49176         0.50%     0.00%      P        0.00%   0.00%
Fidelity VIP Growth Portfolio - Initial Class              10/9/1986      49176         0.50%     0.00%      P        0.00%   0.00%
Fidelity VIP High Income Portfolio - Initial Class         9/19/1985      49176         0.50%     0.00%      P        0.00%   0.00%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio - Initial Class                                  1/3/1995      49176         0.50%     0.00%      P        0.00%   0.00%
Janus Aspen Aggressive Growth Portfolio                    9/13/1993      49176         0.50%     0.00%      P        0.00%   0.00%
Janus Aspen Balanced Portfolio                             9/13/1993      49176         0.50%     0.00%      P        0.00%   0.00%
Janus Aspen Growth Portfolio                               9/13/1993      49176         0.50%     0.00%      P        0.00%   0.00%
Janus Aspen Worldwide Growth Portfolio                     9/13/1993      49176         0.50%     0.00%      P        0.00%   0.00%
MFS-Registered Trademark- Total Return Series               1/3/1995      49176         0.50%     0.00%      P        0.00%   0.00%
Mitchell Hutchins Growth and Income Portfolio               1/4/1999      49176         0.50%     0.00%      P        0.00%   0.00%
Mitchell Hutchins Tactical Allocation Portfolio             1/4/1999      49176         0.50%     0.00%      P        0.00%   0.00%
Oppenheimer Aggressive Growth Fund/VA                      8/15/1986      49176         0.50%     0.00%      P        0.00%   0.00%
Oppenheimer Main Street Growth and Income Fund/VA           7/5/1995      49176         0.50%     0.00%      P        0.00%   0.00%
Oppenheimer Strategic Bond Fund/VA                          5/3/1993      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)      9/10/1984      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Capital Opportunities Portfolio                   11/28/1997      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)       9/21/1988      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Emerging Equities Portfolio                       11/28/1997      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Research Growth / Amer Century VP Cap Appr (3)    11/20/1987      49176         0.50%     0.00%      P        0.00%   0.00%
PPI MFS Research Growth Portfolio                         11/28/1997      49176         0.50%     0.00%      P        0.00%   0.00%
PPI Scudder International / Scudder VLIF Int'l (3)          5/1/1987      49176         0.50%     0.00%      P        0.00%   0.00%
PPI Scudder International Growth Portfolio                11/28/1997      49176         0.50%     0.00%      P        0.00%   0.00%

---------------------------------------------------------------------------------------------------
                                                                                          SEPARATE
                                                              FIVE    TEN       FUND       ACCOUNT
                                                              YEAR   YEAR     INCEPTION   INCEPTION
FUND NAME                                                     DSC     DSC        DSC         DSC
---------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                       0.00%   0.00%                 0.00%
Aetna Bond VP                                                 0.00%   0.00%                 0.00%
Aetna Growth VP                                               0.00%   0.00%      0.00%      0.00%
Aetna Growth and Income VP                                    0.00%   0.00%                 0.00%
Aetna Index Plus Large Cap VP                                 0.00%   0.00%      0.00%      0.00%
Aetna International VP                                        0.00%   0.00%      0.00%      0.00%
Aetna Money Market VP                                         0.00%   0.00%                 0.00%
Aetna Small Company VP                                        0.00%   0.00%      0.00%      0.00%
AIM V.I. Capital Appreciation Fund                            0.00%   0.00%      0.00%      0.00%
AIM V.I. Government Securities Fund                           0.00%   0.00%      0.00%      0.00%
AIM V.I. Growth Fund                                          0.00%   0.00%      0.00%      0.00%
AIM V.I. Growth and Income Fund                               0.00%   0.00%      0.00%      0.00%
AIM V.I. Value Fund                                           0.00%   0.00%      0.00%      0.00%
Alliance Growth and Income Portfolio                          0.00%   0.00%      0.00%      0.00%
Alliance Premier Growth Portfolio                             0.00%   0.00%      0.00%      0.00%
Alliance Quasar Portfolio                                     0.00%   0.00%      0.00%      0.00%
Fidelity VIP Equity-Income Portfolio - Initial Class          0.00%   0.00%                 0.00%
Fidelity VIP Growth Portfolio - Initial Class                 0.00%   0.00%                 0.00%
Fidelity VIP High Income Portfolio - Initial Class            0.00%   0.00%                 0.00%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio - Initial Class                                    0.00%   0.00%      0.00%      0.00%
Janus Aspen Aggressive Growth Portfolio                       0.00%   0.00%      0.00%      0.00%
Janus Aspen Balanced Portfolio                                0.00%   0.00%      0.00%      0.00%
Janus Aspen Growth Portfolio                                  0.00%   0.00%      0.00%      0.00%
Janus Aspen Worldwide Growth Portfolio                        0.00%   0.00%      0.00%      0.00%
MFS-Registered Trademark- Total Return Series                 0.00%   0.00%      0.00%      0.00%
Mitchell Hutchins Growth and Income Portfolio                 0.00%   0.00%      0.00%      0.00%
Mitchell Hutchins Tactical Allocation Portfolio               0.00%   0.00%      0.00%      0.00%
Oppenheimer Aggressive Growth Fund/VA                         0.00%   0.00%                 0.00%
Oppenheimer Main Street Growth and Income Fund/VA             0.00%   0.00%      0.00%      0.00%
Oppenheimer Strategic Bond Fund/VA                            0.00%   0.00%      0.00%      0.00%
PPI MFS Capital Opp / Neuberger Berman AMT Growth (3)         0.00%   0.00%                 0.00%
PPI MFS Capital Opportunities Portfolio                       0.00%   0.00%      0.00%      0.00%
PPI MFS Emerging Equities / Alger Amer Small Cap (3)          0.00%   0.00%                 0.00%
PPI MFS Emerging Equities Portfolio                           0.00%   0.00%      0.00%      0.00%
PPI MFS Research Growth / Amer Century VP Cap Appr (3)        0.00%   0.00%                 0.00%
PPI MFS Research Growth Portfolio                             0.00%   0.00%      0.00%      0.00%
PPI Scudder International / Scudder VLIF Int'l (3)            0.00%   0.00%                 0.00%
PPI Scudder International Growth Portfolio                    0.00%   0.00%      0.00%      0.00%